SCUDDER

Scudder Development Fund

Supplement to Prospectus
Dated November 1, 1998

The following replaces the first sentence in the paragraph under "Investment objective and policies" and elsewhere in the Fund's prospectus where the Fund's investment objective is stated:

Scudder Development Fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth.

The following text replaces the "Investment characteristics" section detailed on page 4 of the Fund's prospectus:

Investment characteristics

o a flexible, professionally managed equity portfolio represented by a broad array of domestic growth companies

o potential for above-average long-term capital appreciation in return for above-average risk

o a no-load fund with no sales charges, commissions or 12b-1 fees

The following text replaces the first two paragraphs under the section entitled "Investment objective and policies -- Investments" on page 5 of the Fund's prospectus:

Investments

The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), believes have the potential for above-average revenue, earnings, business value and/or cash flow growth. These factors are believed to offer significant opportunity for capital appreciation, and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general. The management team pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Fund may, depending upon market circumstances, emphasize securities of small-, medium- or large-sized companies from time to time.

To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the


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Adviser may consider many factors, including overall growth prospects, financial
condition,   competitive   position,   technology,   research  and  development,
productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

The following text replaces the "Why invest in the fund?" section on page 5 of the Fund's prospectus:

Scudder Development Fund offers participation in the potential growth of U.S. companies with favorable long-term prospects for capital appreciation. The Fund offers the benefits of professional management of investments in small-, medium- and large- sized U.S. growth companies. In return for accepting above-average risk, investors gain access to a large, diversified portfolio designed for above-average capital appreciation compared to that available from portfolios limited to stocks of larger companies such as those in the Standard & Poor's 500 Stock Index.

The following information replaces disclosure in the "Shareholder Benefits -- A team approach to investing" section on page 15 of the Fund's prospectus:

Sewall F. Hodges, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations in June 1999. Mr. Hodges has over twelve years of portfolio management experience and joined the Adviser in 1995.

Kurt R. Stalzer, Portfolio Manager, has over 15 years of investment industry experience including seven years managing mid- and small-capitalization equity securities. Prior to joining the Adviser in 1996, Mr. Stalzer managed small company growth equity securities for an investment management firm.





June 30, 1999